CRESTFUNDS, INC.
                           Trust Class

                Supplement dated July 30, 1998 to the
                   Prospectus dated March 31, 1998

     On July 20, 1998, the Board of Directors of CrestFunds, Inc. (the "Company") adopted a shareholder service plan (the "Plan") for Trust Class shares (the "Shares") of the following Portfolios of the Fund: Limited Term Bond Fund; Intermediate Bond Fund; Government Bond Fund; Maryland Municipal Bond Fund; Virginia Intermediate Municipal Bond Fund; Virginia Municipal Bond Fund (the "Bond Funds"); Value Fund; Capital Appreciation Fund; and Special Equity Fund (the "Equity Funds" and, together with the Bond Funds, the "Portfolios").

     Under the Plan, firms that provide shareholder and administrative services may receive compensation therefor. Under the Plan, SEI Investments Distribution Co. (the "Distributor") may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. The Distributor currently intends to enter into an arrangement with Crestar Bank, a Virginia banking corporation and an affiliate of the Company's investment adviser, whereby Crestar Bank would provide such services.

     Under the Plan, a Portfolio may pay the Distributor a negotiated fee at a rate of up to .25% annually of the average daily net assets of such Portfolio attributable to the Shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client sub-accounts; providing information on share positions to clients; arranging for bank wires; responding to client inquiries concerning services provided for investments; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; changing dividend options, account designations and addresses; providing sub-accounting; and processing dividend payments. The Plan will become effective on September 30, 1998.

     The following replaces the "Summary of Fund Expenses" section on page 3 of the Trust Class Prospectus:

"Summary of Fund Expenses

     The expense summary format below was developed for use by all mutual funds to help investors make their investment decisions. The purpose of the tables is to assist investors in understanding the various costs and expenses that an investor in Trust Class shares would bear directly or indirectly. Investors should consider this expense information for the Funds along with other important information in this Prospectus, including each Fund's investment objective, financial highlights and, where available, past performance. As is more fully described under the heading "How to Purchase, Exchange and Redeem Shares," Trust Class shares of the Funds are currently available, without payment of any sales charge, to qualified individual or institutional customers whose assets are managed and/or administered by the Crestar Investment Group. Trust Class shares of the money market funds are also offered to qualified individuals or institutional customers who have qualified cash management (or "sweep") accounts with Crestar Bank or one of its bank affiliates. Such relationships may involve the payment of account or service fees not reflected in the tables below.

Annual Fund Operating Expenses (as a percentage of average daily net assets) - Net of Waivers and/or Reimbursement:

                                                          Total
                            Advisory   12b-1   Other    Operating
Fund                          Fee+     Fees+  Expenses+ Expenses+

Cash Reserve Fund..........   .38%       0%     .27%      .65%
U.S. Treasury Money Fund...   .40        0      .25       .65
Tax Free Money Fund........   .40        0      .26       .66
Limited Term Bond Fund.....   .50        0      .30       .80
Intermediate Bond Fund.....   .60        0      .32       .92
Government Bond Fund.......   .50        0      .21       .71
Maryland Municipal Bond
  Fund.....................   .22        0      .46       .68
Virginia Intermediate
  Municipal Bond Fund......   .50        0      .33       .83
Virginia Municipal Bond
  Fund.....................   .50        0      .24       .74
Value Fund.................   .75        0      .37      1.12
Capital Appreciation Fund..   .75        0      .37      1.12
Special Equity Fund........   .75        0      .36      1.11

+ Net of waivers and reimbursement.

Example:  You would pay the following expenses on a $1,000
investment in a Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fund                        1 Year  3 Years  5 Years  10 Years

Cash Reserve Fund.........    $7      $21      $36      $81
U.S. Treasury Money Fund..     7       21       36       81
Tax Free Money Fund.......     7       21       37       82
Limited Term Bond Fund....     8       26       44       99
Intermediate Bond Fund....     9       29       51      113
Government Bond Fund......     7       23       40       88
Maryland Municipal Bond
  Fund....................     7       22       38       85
Virginia Intermediate
  Municipal Bond Fund.....     8       26       46      103
Virginia Municipal Bond
  Fund....................     8       24       41       92
Value Fund................    11       36       62      136
Capital Appreciation
  Fund....................    11       36       62      136
Special Equity Fund.......    11       35       61      135

Explanation of Table:

Annual Fund Operating Expenses. Advisory fees are paid by the Funds to Crestar Asset Management Company (the "Adviser") for managing the Funds' investments and business affairs (see "Advisory and Related Agreements - Adviser"). The Funds pay administration fees at an annualized rate of .15% to SEI Fund Resources (the "Administrator") for administrative services. Effective September 30, 1998 the Funds will pay a shareholder service plan fee at an annualized rate of up to .25% to SEI Investments Distribution Co. (the "Distributor") for the following funds: Limited Term Bond Fund; Intermediate Bond Fund; Government Bond Fund; Maryland Municipal Bond Fund; Virginia Intermediate Municipal Bond Fund; Virginia Municipal Bond Fund; Value Fund; Capital Appreciation Fund; and Special Equity Fund.

Absent fee waivers, advisory fees for the Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund would be .60% for each Fund. Absent fee waivers, 12b-1 Fees would be .15% for each Fund. Absent the waiver of administration fees, Other Expenses would be .31% for the Government Bond Fund and .34% for the Virginia Municipal Bond Fund. Absent the waiver of shareholder servicing plan fees, Other Expenses would be .50%,
 .52%, .41%, .66%, .53%, .44%, .52%, .52%, and .51% for the
Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund, respectively. Absent all fee waivers, Total Operating Expenses would be .80% for the Cash Reserve Fund, .80% for the U.S. Treasury Money Fund and .81% for the Tax Free Money Fund, and 1.15%, 1.27%, 1.31%, 1.41%, 1.18%, 1.34%, 1.42%, 1.42%, and 1.41% for the Limited Term
Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund, respectively. Please refer to the sections "Advisory and Related Agreements - Administrator and Distributor," "Advisory and Related Agreements - Transfer Agent and Custodian" and "Other Expense Information." The information contained in the table and example above relates only to Trust Class shares; expenses for Trust Class shares differ from those of A Shares and B Shares. See "Description of Common Stock." Advisory fees and Other Expenses are reflected in each Fund's share price and are not charged directly to individual shareholder accounts.

Example. The hypothetical example illustrates the expenses associated with a $1,000 investment in Trust Class shares over periods of 1, 3, 5 and 10 years based on the expenses in the table above and an assumed annual return of 5%. The return of 5% and expenses should not be considered indications of actual or expected performance or expenses, both of which may vary."






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